Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059	Form OPR-1A

	10/31/06	11/30/06	12/31/06	1/31/07	2/28/07	3/31/07
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	291	(585)	816	824	1,170	1,702
Investment securities, at market	1,932,805	1,921,375	1,807,249	1,756,026	1,743,283	1,725,902
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	1,993,096	1,980,790	1,868,065	1,816,850	1,804,453	1,787,604

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	11,691,065	11,691,065	11,691,065	11,736,045	11,736,045	11,736,045
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	33,191,065	33,191,065	33,191,065	33,236,045	33,236,045	33,236,045

TOTAL ASSETS	35,184,161	35,171,855	35,059,130	35,052,895	35,040,498	35,023,649

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted April 9, 2007	Signed /s/ Gary N. Thompson	Printed Name of Signatory	Gary N. Thompson

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059	Form OPR-1B

	10/31/06	11/30/06	12/31/06	1/31/07	2/28/07	3/31/07
LIABILITIES:
Post-Petition debt (Sched. C)	65,544	103,765	18,603	34,724	37,967	34,821

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,221,858	138,260,079	138,174,917	138,191,038	138,194,281	138,191,135

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	2,003,099	1,952,572	1,925,009	1,902,653	1,887,013	1,873,310

TOTAL SHAREHOLDERS EQUITY	(103,037,697)	(103,088,224)	(103,115,787)	(103,138,143)	(103,153,783)	(103,167,486)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	35,184,161	35,171,855	35,059,130	35,052,895	35,040,498	35,023,649

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059	Form OPR-2

STATEMENT OF INCOME

	10/31/06	11/30/06	12/31/06	1/31/07	2/28/07	3/31/07
REVENUE:
Net investment income	8,897	8,211	7,667	8,408	6,966	7,354
Net realized gain	0	0	0	0	0	0
Other	0	0	0	0	0	0
OPERATING EXPENSES:
Salaries and benefits	(6,498)	(6,498)	(6,498)	(7,222)	(7,222)	(7,222)
Board fees and expenses	0	0	0	0	0	0
Legal fees and expenses	(49,827)	(50,240)	(26,690)	(68,191)	(11,142)	(11,882)
Accounting fees and expenses	(11,978)	0	0	0	0	0
Insurance	0	0	0	0	0	0
Franchise taxes	0	0	0	0	0	0
Filing fees and expenses	(5,974)	(1,994)	(1,957)	(327)	(4,173)	(1,947)
Miscellaneous	(24)	(5)	(86)	(5)	(69)	(5)

NET OPERATING INCOME / LOSS	(65,404)	(50,526)	(27,564)	(67,337)	(15,640)	(13,702)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Equity in operating earnings of AIC	2,388,299	0	0	(41,826)	0	0
Equity in unrealized losses of securities of AIC	471,783	0	0	86,806	0	0

TOTAL OTHER INCOME (EXPENSE)	2,860,082	0	0	44,980	0	0

NET INCOME (LOSS)	2,794,678	(50,526)	(27,564)	(22,357)	(15,640)	(13,702)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059	Form OPR-3

SOURCES AND USE OF CASH

	10/31/06	11/30/06	12/31/06	1/31/07	2/28/07	3/31/07
CASH DIFFERENCE:
Current ending cash balance	291	(585)	816	824	1,170	1,702
Less ending prior month balance	(2,752)	(291)	585	(816)	(824)	(1,170)

NET CASH INCREASE (DECREASE)	(2,461)	(876)	1,401	8	346	532

SOURCES OF CASH:
Net income (loss)	2,794,678	(50,526)	(27,564)	(22,357)	(15,640)	(13,702)
Equity in earnings and unrealized losses of AIC	(2,860,082)	0	0	(44,980)	0	0

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	35,672	11,430	114,127	51,224	12,744	17,381
Increase in:
Post- petition debt	27,271	38,220	0	16,121	3,242	0
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	(2,461)	(876)	86,563	8	346	3,679

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	0
Decrease in:
Post- petition debt	0	0	(85,162)	0	0	(3,147)
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	0	0	(85,162)	0	0	(3,147)

NET CASH INCREASE (DECREASE)	(2,461)	(876)	1,401	8	346	532

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059	SCHEDULE C

SCHEDULE OF POST PETITION

	10/31/06	11/30/06	12/31/06	1/31/07	2/28/07	3/31/07
TRADE ACCOUNTS PAYABLE	65,544	103,765	18,603	34,724	37,967	34,821
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	65,544	103,765	18,603	34,724	37,967	34,821